EXHIBIT 10.5

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This Amendment No. 1 to Credit Agreement is made as of this 1st day of June, 2004, by and among Ocean Bio-Chem, Inc., Star-Brite Distributing, Inc., Star Brite Automotive, Inc., Star Brite Distributing (Canada), Inc. and KINPAK INC. (collectively, the "Borrowers") and Regions Bank, Montgomery, Alabama, an Alabama state banking corporation (the "Bank").

                                R E C I T A L S:

         WHEREAS, the Borrowers and the Bank have heretofore entered into a Credit Agreement dated the 1st day of July, 2002 (the "Credit Agreement") relating to among other things a revolving line of credit loan in the principal amount of $5,000,000 (the "Revolving Line of Credit"); and

         WHEREAS, pursuant to the Credit Agreement, the Borrowers issued their Revolving Line of Credit Note dated July 1, 2002 in the original principal amount of $5,000,000 (the "Revolving Line of Credit Note"); and

         WHEREAS, the term of the Revolving Line of Credit Note has heretofore been extended to June 1, 2004 and currently herewith is being extended to June 1, 2005; and

         WHEREAS, the parties hereto wish to modify the terms of the Credit Agreement, the Revolving Line of Credit Note and all documents securing the Revolving Line of Credit Note and the Credit Agreement by increasing the principal amount of the Revolving Line of Credit and the Revolving Line of Credit Note from $5,000,000 to $6,000,000.

         NOW THEREFORE, for value received and in consideration of the premises, it is hereby agreed as follows:

         1. The principal amount of the Revolving Line of Credit Note is hereby increased from $5,000,000 to $6,000,000.

         2. The Revolving Line of Credit Note is hereby amended and restated to read as Exhibit A to this Amendment No. 1 to Credit Agreement. The Revolving Line of Credit Note as amended and restated is herein called the "Restated Revolving Credit Note." The Restated Revolving Credit Note shall hereafter evidence the obligations of the Borrowers to the Bank as evidenced by the Revolving Line of Credit Note, as herein modified. Upon the execution and delivery of the Restated Revolving Credit Note, the Revolving Line of Credit Note shall be marked "CANCELLED" and returned to the Borrowers.

         3. All references in the Credit Agreement and the Security Agreement (as defined in the Credit Agreement) and all other documents or instruments securing the Restated Revolving Credit Note are hereby amended and modified to refer to the Restated Revolving Credit Note and said documents are all further amended and modified as shall be necessary to reflect the provisions of the Restated Revolving Credit Note.

         4. All instruments providing security for the Revolving Line of Credit shall continue to provide security for the Revolving Line of Credit as increased in amount as provided herein.

         5. All other terms and conditions of the Credit Agreement and all related documents are hereby ratified and confirmed.

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         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to
Credit Agreement to be executed by its duly authorized officers as of June 1, 2004.

                                         OCEAN BIO-CHEM, INC.

(SEAL)
                                         By: /s/ Peter G. Dornau
                                             -----------------------------
ATTEST:                                  Its President
                                             -----------------------------

/s/ Edward Anchel
------------------------------
Its Assistant Secretary
    --------------------------

                                         STAR-BRITE DISTRIBUTING, INC.

(SEAL)
                                         By: /s/ Peter G. Dornau
                                             -----------------------------
ATTEST:                                  Its President
                                             -----------------------------
/s/ Edward Anchel
------------------------------
Its Assistant Secretary
    --------------------------

                                         STAR BRITE AUTOMOTIVE, INC.

(SEAL)
                                         By: /s/ Peter G. Dornau
                                             -----------------------------
ATTEST:                                  Its President
                                             -----------------------------
/s/ Edward Anchel
------------------------------
Its Assistant Secretary
    --------------------------

                                         STAR BRITE DISTRIBUTING (CANADA), INC.

(SEAL)
                                         By: /s/ Peter G. Dornau
                                             -----------------------------
ATTEST:                                  Its President
                                             -----------------------------
/s/ Edward Anchel
------------------------------
Its Assistant Secretary
    --------------------------

                                         KINPAK INC.

(SEAL)
                                         By: /s/ Peter G. Dornau
                                             -----------------------------
ATTEST:                                  Its President
                                             -----------------------------
/s/ Edward Anchel
------------------------------
Its Assistant Secretary
    --------------------------

                                                                    (BORROWERS)
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

                                         REGIONS BANK

                                                     By: /s/ Timothy O'Riley
                                                         ------------------
                                                         Its Vice President


                                                                         (BANK)

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